SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               DECEMBER 30, 2002
         ------------------------------------------------------------
               Date of Report (Date of earliest event reported)



                               PRIMARY PDC, INC.
            (Exact name of registrant as specified in its charter)



               DELAWARE                              1-4085                            04-1734655
    (State or other jurisdiction of        (Commission File Number)                (I.R.S. Employer
    incorporation or organization)                                               Identification No.)



                1265 MAIN STREET, WALTHAM, MASSACHUSETTS 02415
              (Address of principal executive offices) (Zip Code)



                                 781-386-2000
             (Registrant's telephone number, including area code)



                             POLAROID CORPORATION
         (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.  OTHER EVENTS

As previously reported to the Commission, on October 12, 2001, Polaroid Corporation and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Court") in Wilmington, Delaware.

On December 30, 2002, Primary PDC, Inc., formerly known as Polaroid Corporation (the "Company"), and its U.S. subsidiaries filed monthly operating reports (see Exhibits 99.1, 99.2, 99.3 and 99.4 below) for the periods from:
(i) August 1, 2002 through September 1, 2002; (ii) September 2, 2002 through September 29, 2002; (iii) September 20, 2002 through November 3, 2002; and
(iv) November 4, 2002 through December 1, 2002 with the Court as required by the Code.


ITEM 7(C).  EXHIBITS

Exhibit 99.1 Monthly operating report for the period from August 1, 2002 through September 1, 2002 for the Company and its U.S. subsidiaries.

Exhibit 99.2 Monthly operating report for the period from September 2, 2002 through September 29, 2002 for the Company and its U.S. subsidiaries.

Exhibit 99.3 Monthly operating report for the period from September 30, 2002 through November 3, 2002 for the Company and its U.S. subsidiaries.


Exhibit 99.4 Monthly operating report for the period from November 4, 2002 through December 1, 2002 for the Company and its U.S. subsidiaries.






                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   PRIMARY PDC, INC.
                                                      (Registrant)


                                               By:  /s/ Kevin Pond
                                                    ----------------------
                                                    Kevin Pond
                                                    President

   Dated: January 15, 2003